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                       HARRIS ASSOCIATES INVESTMENT TRUST
                          Supplement dated May 6, 2002
                      to Prospectus dated January 31, 2002

              CLOSING OF THE OAKMARK INTERNATIONAL SMALL CAP FUND

    As of the close of business on May 10, 2002, The Oakmark International Small Cap Fund (the "Fund") will close to purchases by new investors, except as described below. The Fund is taking this step to facilitate the portfolio managers' ability to manage the Fund effectively.

    IF YOU ARE CURRENTLY A SHAREHOLDER IN THE FUND (IN YOUR OWN NAME OR AS A BENEFICIAL OWNER OF SHARES HELD IN SOMEONE ELSE'S NAME), YOU MAY CONTINUE TO MAKE ADDITIONAL INVESTMENTS IN THE FUND AND REINVEST YOUR DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, EVEN THOUGH THE FUND HAS CLOSED.

    YOU MAY OPEN A NEW ACCOUNT IN THE FUND AFTER IT HAS CLOSED ONLY IF:

    - You purchase through an employee retirement plan whose records are maintained by a trust company or plan administrator and whose investment alternatives include shares of the Fund;

    - You are transferring or "rolling over" into an IRA account of the Fund from an employee benefit plan through which you held shares of the Fund (if your plan doesn't qualify for rollovers, you may still open a new account with all or part of the proceeds of a distribution from the plan);

    - You purchase into an annuity account offered by a company that includes shares of the Fund as an investment alternative for such account;

    - Your business or other organization is already a shareholder of the Fund and you are opening an account for an employee benefit plan sponsored by that organization or an affiliated organization; or

    - You are a client of Harris Associates L.P. (the "Adviser") or you have an existing business relationship with the Adviser and, in the judgment of the Adviser, your investment in the Fund would not adversely affect the Adviser's ability to manage the Fund effectively.

    An employee benefit plan that is a Fund shareholder may continue to buy shares in the ordinary course of the plan's operations, even for new plan participants.

    The board of trustees of the Trust concluded that permitting the additional investments described above would not adversely affect the ability of the Adviser to manage the Fund effectively. The Trust reserves the right to re-open the Fund to new investors or to modify the extent to which future sales of shares are limited.

    If you have any questions about your eligibility to purchase shares of the Fund, please call 1-800-OAKMARK or visit The Oakmark Family of Funds' website at www.oakmark.com.

INTLSCCLOSING